                                           EXHIBIT 2


                       THE PAINEWEBBER PATHFINDERS TRUST

                      TREASURY AND GROWTH STOCK SERIES 21

                                      AND

              SUBSEQUENT SERIES OF PAINEWEBBER PATHFINDERS TRUST

                    STANDARD TERMS AND CONDITIONS OF TRUST

                 for all series formed on or subsequent to the
                        effective date specified below

                           Dated as of July 1, 1997

                                     AMONG

                           PAINEWEBBER INCORPORATED,
                                  as SPONSOR,
                                      and

                        INVESTORS BANK & TRUST COMPANY
                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                                as CO-TRUSTEES







                         EFFECTIVE DATE: JULY 30, 1997



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                               Table of Contents

INTRODUCTION..................................................................1

ARTICLE I

         Definitions..........................................................2

ARTICLE II

         Declaration of Trust; Original Issuance of Certificates.............11
         Section 2.01.  Declaration of Trust.................................11
         Section 2.02.  Deposit of Securities................................11
         Section 2.03.  Issuance of Certificates.............................12
         Section 2.04.  Certain Contracts Satisfactory.......................13
         Section 2.05.  Voting Rights........................................13

ARTICLE III

         Administration of Trust.............................................13
         Section 3.01.  Certain Moneys to Be Credited to Income Account......13
         Section 3.02.  Certain Moneys to Be Credited to Capital Account.....13
         Section 3.03.  Establishment of Reserve Account.....................14
         Section 3.04.  Certain Deductions and Distributions.................14
         Section 3.05.  Statements and Reports...............................15
         Section 3.06.  Sale of Securities and of Certain Rights.............17
         Section 3.07.
                Refunding Securities.........................................18
         Section 3.08.
                Counsel......................................................18
         Section 3.09.  Notice and Sale by Trustee...........................18
         Section 3.10.
                Action by Trustee Regarding Securities and Voting............19
         Section 3.11.  Trustee Not to Adjust Accounts.......................19
         Section 3.12.
                Notice of Change in Capital Account..........................19
         Section 3.13.
                Election to Qualify as a Regulated Investment Company;

                Diversification Tests........................................19
         Section 3.14.
                Investment Restrictions......................................20
         Section 3.15.  Special Provisions for Grantor Trusts................21

ARTICLE IV
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         Evaluation of Securities............................................21
         Section 4.01.  Evaluation of Securities.............................21
         Section 4.02.  Liability of the Trustee.............................22

ARTICLE V

         Trust Fund Evaluation and Redemption of Units.......................22
         Section 5.01.
                Trust Fund Evaluation........................................22
         Section 5.02.  Redemption of Units..................................23

ARTICLE VI

         Transfer, Interchange or Replacement of Units.......................26
         Section 6.01.  Transfer and Interchange of Units....................26
         Section 6.02.  Replacement of Certificates..........................27
         Section 6.03.  Form of Certificate..................................27

ARTICLE VII

         Sponsor.............................................................28
         Section 7.01.  Liability of Sponsor and Indemnification.............28
         Section 7.02.  Compensation of Sponsor..............................28
         Section 7.03.  Liability............................................29
         Section 7.04.  Discharge of Sponsor.................................29
         Section 7.05.  Certain Matters Regarding Succession.................30
         Section 7.06.  Resignation of Sponsor...............................30
         Section 7.07.  Notice to Unitholders................................31

ARTICLE VIII

         Trustee.............................................................31
         Section 8.01.  General Matters Relating to Trustee..................31
         Section 8.02.  Books and Records....................................34
         Section 8.03.  Reports to Securities and Exchange Commission and
                            Others...........................................34
         Section 8.04.  Indenture and List of Securities on File.............34
         Section 8.05.  Compensation of Trustee..............................34
         Section 8.06.  Resignation, Discharge or Removal of Trustee;
                            Successor........................................35
         Section 8.07.
                Qualification of Trustee.....................................37

ARTICLE IX

         Termination.........................................................37
         Section 9.01.
                Procedure Upon Termination...................................37

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         Section 9.02.
                Notice to Holders of Units Evidenced by Certificates.........38
         Section 9.03.
                Moneys to Be Held in Trust Without Interest..................39
         Section 9.04.
                Dissolution of Sponsor Not to Terminate......................39

ARTICLE X

         Miscellaneous Provisions............................................39
         Section 10.01.  Amendment and Waiver................................39
         Section 10.02.  Initial Costs.......................................40
         Section 10.03.  Registration (Initial and Current) of Units and Trust
                            Fund.............................................41
         Section 10.04.  Certain Matters Relating to Unitholders.............41
         Section 10.05.  New York Law to Govern..............................41
         Section 10.06.  Notices.............................................42
         Section 10.07.  Severability........................................42
         Section 10.08   Separate and Distinct Series........................42
         Section 10.09.  Counterparts........................................42


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                       THE PAINEWEBBER PATHFINDERS TRUST

                      TREASURY AND GROWTH STOCK SERIES 21

                                      AND

               SUBSEQUENT SERIES OF PAINWEBBER PATHFINDERS TRUST

                    STANDARD TERMS AND CONDITIONS OF TRUST

                           EFFECTIVE: JULY 30, 1997

         These Standard Terms and Conditions of Trust effective as of July 30, 1997 are executed between PaineWebber Incorporated, as Sponsor, and Investors Bank & Trust Company and The First National Bank of Chicago, as Co-Trustees.

         WITNESSETH THAT:

         In consideration of the premises and of the mutual agreements herein contained, the Sponsor and the Trustee agree as follows:

                                 INTRODUCTION

         These Standard Terms and Conditions of Trust effective as of the day and year first above written shall be applicable to The PaineWebber Pathfinders Trust, Treasury and Growth Stock Series 21 (a Unit Investment Trust) and to all subsequent Series of The PaineWebber Pathfinders Trust formed on or subsequent to the date hereof for which their applicability and their incorporation by reference is specified in the applicable Trust Indenture relating to such series. For each Series of The PaineWebber Pathfinders Trust to which these Standard Terms and Conditions of Trust are to be applicable, the Sponsor and the Trustee shall execute a Trust Indenture (or supplement or amendment to such Trust Indenture) incorporating by reference these Standard Terms and Conditions of Trust and designating any exclusion from or exception to such incorporation by reference for the purposes of that series or variation of the terms hereof for the purposes of that series and specifying for that series (i) the Securities deposited in trust at that time and the number of Units delivered by the Trustee in exchange for the Securities pursuant to Section 2.02, (ii) the initial fractional undivided interest represented by each Unit, (iii) the Record Dates, (iv) the Distribution Dates, (v) the Mandatory Termination Date, and the date on which the Trustee shall begin to sell equity Securities pursuant to Section 9.01,
(vi) the Discretionary Liquidation Amount, (vii) the Sponsor's fee, (viii) the Trustee's fees, (ix) the determination, if applicable, to qualify the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended, and (x) the balance in the Capital Account below which no distribution need be made from the Capital Account.



                                   ARTICLE I

                                  Definitions

         Whenever used in this Indenture, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Agreement

         The Standard Terms and Conditions of Trust embodied in this instrument and all amendments and supplements hereto.

Business Day

         Any day that the Sponsor or the Trustee are open for business or when there is sufficient trading in the Securities as to materially affect the value of the Securities, excluding, when permitted by law, U.S. business holidays.

Capital Account

         The account created pursuant to Section 3.02.

Certificate

         Any one of the Certificates manually executed by the Trustee, in each case in substantially the following form with the blanks appropriately filled in.

                      CERTIFICATE OF BENEFICIAL INTEREST



                Units

                                 -Evidencing-
                        A Fractional Undivided Interest
                                     -in-
              THE PAINEWEBBER PATHFINDERS TRUST,           SERIES

         This is to certify that     is the owner and registered holder of this
Certificate evidencing the ownership of    Unit(s) of fractional undivided
interest in the particular series of the PaineWebber Pathfinders Trust noted on the face hereof (herein called the "Trust"), created under the laws of the State of New York by the Trust Indenture and Agreement (hereinafter called the "Indenture") dated as of the date of deposit (the "Date of Deposit") between PAINEWEBBER INCORPORATED (hereinafter called the "Sponsor") and INVESTORS BANK & TRUST COMPANY and THE FIRST NATIONAL BANK OF CHICAGO (hereinafter called the "Co-Trustees" or the "Trustee").

         The Trust Fund consists of (1) Securities, as defined in the Indenture, as may from time to time be held in the Trust (including contracts, if any for the purchase of certain of the Securities together with moneys and/or letters of credit in an amount sufficient to pay for such Securities) and (2) such amounts as from time to time may be held in the Income

Account and the Capital Account maintained under the Indenture in the manner described below.

         At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which faction shall be the number of Units set forth on the face hereof and the denominator of which shall be the total number of Units of undivided interest which are outstanding at such time. The Sponsor may, in its discretion and if permitted by the Indenture, deposit additional Securities from time to time with the Trustee, at which times the Trustee will deliver to the Sponsor certificates for Units representing additional Securities deposited with the Trust.

         The Sponsor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate of the Trustee, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Office at Hancock Towers, P.O. Box 9130, Boston, MA, 02117-9130 and, upon payment of any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the first Business Day prior to such calendar day, an amount in cash or cash equivalents equal to the evaluation of the fractional undivided interest in the Trust Fund evidenced by this Certificate, upon the basis provided for in the Indenture. The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed other than customary weekend or holiday closings; or for any period during which the Securities and Exchange Commission has determined that trading on that Exchange is restricted or an emergency exists as a result of which disposal or evaluation of any of the Securities held in the Trust Fund is not reasonably practicable or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Certificateholders.

         The Sponsor has the right under certain circumstances set forth in the Indenture to purchase any Certificate tendered to the Trustee for redemption no later than the second Business Day following tender at a price not less than the Redemption Value. The Trustee is irrevocably authorized in its discretion, in lieu of redeeming this Certificate if tendered for redemption, in the event the Sponsor does not purchase any Certificate tendered for redemption, to sell this Certificate in the over-the-counter market for the account of the Certificateholder at a price which will return to the Certificateholder proceeds in an amount, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Value for this Certificate. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Value.

         Income received by the Trustee as part of the Trust Fund (including that part of the proceeds of any disposition of Securities which represents accrued interest) shall be credited by the Trustee to the Income Account. With certain exceptions specified in the Indenture, all other moneys received by the Trustee as a part of the Trust Fund shall be credited to a separate Capital Account.

         The Record Date and Distribution Date are as set forth in the Indenture.

         The fractional undivided interest represented by this certificate with respect to the Income and Capital Accounts (after the deductions referred to below) shall be distributed on, or shortly after, each Distribution Date in the manner and subject to the limitations specified in the Indenture. All distributions from the Income and Capital Accounts shall be made to the holder of record of this Certificate at the close of business on the Record Date prior to the Distribution Date on which such distributions are made.

         No distributions need be made from the Capital Account if the balance therein is less than an amount specified in the Indenture.

         Distributions from the Income and Capital Accounts shall be made by mail at the post office address of the holder hereof appearing on the registration books of the Trustee or by such other means as shall be mutually agreed upon between the holder and the Trustee.

         From time to time deductions shall be made from the Income and Capital Accounts, as more fully set forth in the Indenture, for redemption of Units, compensation of the Sponsor, compensation of the Trustee, reimbursement of certain expenses and advances incurred by or on behalf of the Trustee (other than such expenses borne by the Trustee), certain legal and auditing expenses and payment of, or the establishment of a reserve for, applicable taxes or governmental charges, if any.

         Shortly after the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received by the Trust and deductions therefrom and the amounts distributed during the preceding year in respect of income on, and sales of, Securities held in the Trust Fund.

         This Certificate shall be transferable by the registered holder hereof by presentation and surrender hereof at the Office of the Trustee properly endorsed hereon or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder or his authorized attorney. Certificates of this Series are interchangeable for one or more Certificates of such Series in an equal aggregate number of Units of fractional undivided interest at the Office of the Trustee in denominations of one Unit of fractional undivided interest or any multiple thereof that may be deemed appropriate by the Trustee.

         The holder hereof may be required to pay a charge of $2.00 per Certificate issued in connection with the transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Indenture, copies of which are on file and available for inspection at reasonable times during business hours at the Office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.

         The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

         Units may also be held in uncertificated form. Holders of Units evidenced by Certificates may at any time elect to have their Units held in uncertificated form by surrendering their Certificates to the Trustee for cancellation. At such time, an appropriate notation will be made in the registration books of the Trustee to indicate that the Units formerly evidenced by such canceled Certificates are held in uncertificated form. The Trustee shall, at the request of the holder of any Units held in uncertificated form, issue a new Certificate or certificate in quantities and denominations as requested by the holder and deemed appropriate by the Trustee, subject to a $2.00 per Certificate charge, to evidence such Units and at such time make an appropriate notation in the registration books of the Trustee. Uncertificated Units are transferable and interchangeable by the holder or his duly authorized attorney at the Office of the Trustee upon delivery of an instrument of transfer and related documents in form satisfactory to the Trustee and payment of any tax or other governmental charges, fees and expenses applicable thereto.

         The Indenture and the Trust created thereby shall terminate on the Mandatory Termination Date as defined in the Indenture. The Indenture provides that the Trust may be terminated prior to such date under certain circumstances which include the sale or other disposition of the last Security held thereunder, a decrease in the value of the Trust Fund to less than the amount specified in the Indenture or upon the vote of the holders of 51% of all units outstanding. Upon any termination the Trustee shall sell all of the Securities then held, if any, and distribute pro- rata the funds then held in the Trust Fund upon the surrender of the Certificates, all in the manner provided in the Indenture. Upon the termination, the Trustee shall be under no further obligation with respect to the Trust Fund, except to hold such funds in trust, without interest, until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder thereof other than by mail at the address of such holder appearing on the registration books of the Trustee.

         This Certificate shall not become valid or binding for any purpose until properly executed by either of the Co-Trustees under the Indenture.

         IN WITNESS WHEREOF,     , as Co-Trustee, has caused this Certificate
to be executed in its corporate name by an authorized officer and PaineWebber Incorporated, as Sponsor, has caused this Certificate to be executed in its name by the facsimile signature of one of its Vice Presidents.



Co-Trustee

                                                                             By


         Authorized Signatory



PAINEWEBBER INCORPORATED,


Sponsor


                                                                             By


Vice President

Date:

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common


         UNIF GIFT MIN ACT...........Custodian........


         (Cust)   (Minor)

                under Uniform Gifts to Minors

                Act................................(State)

Additional abbreviations may also be used though not in the above list.

                              Form of Assignment

    FOR VALUE RECEIVED,                         , hereby sell(s), assign(s) and
transfer(s)       Units unto


                Please insert Social Security or

                Other Identifying Number of Assignee

         and does hereby irrevocably constitute and appoint    , attorney, to
         transfer said Units on the books of the Trustee, with full power of substitution in the premises.

         Dated:

                Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate or as recorded on the books of the Trustee, as the case may be, in every particular, without alteration or enlargement or any change whatever.

                The signature must be guaranteed by an eligible guarantor institution in such other manner as may be acceptable to the Trustee.

Certificateholder

         The registered holder of any Certificate as recorded on the books of the Trustee, his legal representative and heirs, and the successors of any corporation, partnership or other legal entity which is a registered holder of any Certificate.

Contract Securities

         Securities which are to be acquired by the Trust Fund pursuant to contract.

Depositor

         The Sponsor of any series of The PaineWebber Pathfinders Trust.

Discretionary Liquidation Amount

         The amount specified in the Trust Indenture.

Distribution Date

         The date specified in the Trust Indenture.

Evaluation Time

         4:00 p.m. New York time or any other time of day when trading on the New York Stock Exchange may close, unless another meaning is assigned to it in the Trust Indenture.

Income

         Any interest payment, accrual of income on Securities issued at an original issue discount or cash dividend distribution by an issuer of a Security, whether or not such payment or distribution is taxable to the recipient thereof.

Income Account

         The account created pursuant to Section 3.01.

Income Distribution

         Shall have the meaning assigned to it in Section 3.04.

Indenture

         These Standard Terms and Conditions of Trust and the Trust Indenture and all amendments and Supplemental Indentures hereto and thereto.

Initial Date of Deposit

         Shall have the meaning assigned to it in Section 2.02(a).

Mandatory Termination Date

         The date specified in the Trust Indenture.

Percentage Ratios

         Shall have the meaning assigned to it in Section 2.02.

Record Date

         The date specified in the Trust Indenture.

Redemption Date

         Shall have the meaning assigned to it in Section 5.02.

Redemption Value

         Shall have the meaning assigned to it in Section 5.02.

Regulated Investment Company

         A trust which, pursuant to Section (ix) of the Introduction, elects to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended.

Reserve Account

         The account created pursuant to Section 3.03.

Restricted Securities

         Securities which were acquired in private placements and which at the time cannot, in the opinion of counsel designated by the Sponsor and satisfactory to the Trustee, be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended (or similar provisions of law subsequently enacted).

Securities

         The debt and equity securities, including Contract Securities, (a) which are listed or referred to as Securities hereunder in Schedule A to the Trust Indenture, as the same may be supplemented from time to time pursuant to a Supplemental Indenture, if any, provided in Section 2.02(c) hereof, (b) which have been received by the Trust in exchange or substitution pursuant to
Section 3.07 hereof as may from time to time continue to be held as a part of the Trust, and (c) which have been purchased for deposit in the Trust pursuant to Section 3.02 hereof, unless another meaning is assigned to such term in the Trust Indenture.

Sponsor

         PaineWebber Incorporated, or its successors or any successor Sponsor (or successor Sponsors if there be more than one) appointed as herein provided.

Supplemental Indenture

         Shall mean a written direction from the Sponsor to the Trustee instructing the Trustee to create additional Units pursuant to and in accordance with Section 2.02(c) hereof.

Trust Fund

         Shall mean the trust created by the Indenture which shall consist of the Securities and all undistributed income or other amounts received or receivable thereon and any undistributed cash held in the Capital and Income Accounts or otherwise realized from the sale or liquidation of the Securities, exclusive of any amounts which may be on deposit in the Reserve Account.

Trust Fund Evaluation

         Shall have the meaning assigned to it in Section 5.01.

Trust Indenture

         The Trust Indenture for the particular series of The PaineWebber Pathfinders Trust into which these Standard Terms and Conditions of Trust are incorporated and all amendments and supplements thereto.

Trustee or Co-Trustees

         Shall mean Investors Bank & Trust Company and The First National Bank of Chicago or their successors, or any successor trustee appointed as herein provided.

Unit

         Each Unit of fractional undivided interest in and ownership of the Trust Fund, which shall be initially equal to the fraction specified in the Trust Indenture, the denominator of which fraction shall be decreased by the number of any Units redeemed as provided in Section 5.02 and shall be increased by the number of any Units issued pursuant to a Supplemental Indenture pursuant to and in accordance with Section 2.02(c) hereof. Whenever reference is made herein to the "interest" of a Unitholder in the Trust Fund or in the Income or Capital Accounts it shall mean such fractional undivided interest represented by the number of Units held of record by such Unitholder.

Unitholder

         The registered holder of any Unit, whether or not evidenced by a Certificate, as recorded on the registration books of the Trustee, and his legal representative and heirs, and the successors of any corporation, partnership or other legal entity which is a registered holder of any Unit.

Unit Value

         The value of the fractional undivided interest and ownership of the Trust Fund represented by each Unit as determined by a Trust Fund Evaluation.

                                  ARTICLE II

                             Declaration of Trust;
                       Original Issuance of Certificates

         Section 2.01. Declaration of Trust. The Trustee declares it holds and will hold the Trust Fund as Trustee in trust upon the trusts herein set forth for the use and benefit of all present and future Unitholders.

         Section 2.02. Deposit of Securities. (a) The Sponsor concurrently with the execution and delivery hereof, hereby grants and conveys all of its right, title and interest in and to and hereby conveys to and deposits with the Trustee in an irrevocable Trust, the Securities (together with accrued and unpaid income thereon) and Contract Securities, listed in Schedule A to the Indenture, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, to be held, managed and applied by the Trustee as herein provided for the benefit of each Unitholder to the extent of such Unitholder's interest in the Trust Fund. The Sponsor hereby also delivers to the Trustee a certified check or checks, cash or cash equivalents or an irrevocable letter or letters of credit issued by a commercial bank or banks in an amount necessary to consummate the purchase of any Contract Securities. The Percentage Ratios for the Trust Fund shall be the percentage ratios between the number of shares of each issue of stock in such Trust and the maturity value of the Treasury obligations deposited in such Trust Fund on the initial date of deposit thereof (the "Initial Date of Deposit") and determined by reference to Schedule A to the Indenture for such Trust Fund. Such Percentage Ratios are subject to adjustment to reflect the occurrence of (i) a stock split or a similar event which affects the capital structure of the issuer of a stock but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event, (ii) a merger or reorganization or (iii) sale of any Securities from the Trust portfolio. Stock dividends received by the Trust, if any, pursuant to Section 3.07(d) will be sold by the Trustee and the proceeds therefrom shall be treated as income to the Trust.


         (b) In the event that the purchase of Contract Securities pursuant to any contract shall not be consummated in accordance with said contracts, the Trustee shall credit to the Capital Account referred to in Section 3.02 the moneys, or, if applicable, the moneys drawn on an irrevocable letter of credit, deposited by the Sponsor for the purpose of such purchase. Such funds shall be distributed pursuant to Section 3.04 to Unitholders of record as of the Record Date next following the failure of consummation of such purchase. The Sponsor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Contract Security.

         (c) From time to time, following the Initial Date of Deposit, the Sponsor is hereby authorized, in its discretion to cause the Trustee to issue additional Units pursuant to a Supplemental Indenture directing such additional Units to be created based upon the following:

         (1) the deposit of additional Securities in respect of such additional Units and/or contracts for the purchase of such additional Securities; and/or

         (2) the deposit of cash in an amount to purchase such additional Securities based upon the price of such additional Securities at the Valuation Time on such date of deposit.

         To accomplish the issuance of additional Units by means of a deposit of additional Securities, the Sponsor is authorized to assign, convey to and deposit with the Trustee (i) additional Securities, duly endorsed in blank or accompanied by all necessary instruments of assignment, and/or (ii) contracts for the purchase of such additional Securities, and the Sponsor shall transfer and deliver such necessary instruments of assignment and/or contracts for the purchase of such additional Securities to the Trustee along with a certified check or checks, cash, cash equivalents or an irrevocable letter or letters of credit issued by a commercial bank in an amount necessary to consummate the purchase of any such additional Securities represented by contracts for the purchase of additional Securities.

         To accomplish the issuance of additional Units by means of depositing sufficient cash amounts with the Trustee to enable the Trustee to purchase and deposit the additional Securities, the Sponsor is hereby authorized to, and shall, instruct the Trustee to create a specified number of additional Units whereupon the Trustee shall purchase and deposit the additional Securities in respect thereof.

         Brokerage commissions with respect to the Trustee's purchase of additional Securities, if any, shall be an expense borne by the Trust. In all cases of creating additional Units, the Sponsor shall also pay to the Trustee for deposit into the Income Account an amount equal to the Cash Component per Unit (as defined below), multiplied by the number of new Units created in respect of the additional Securities deposited into the Trust Fund pursuant to this Section 2.02(c). For purposes of this paragraph, Cash Component means cash on hand in the Trust Fund (excluding cash held for the purchase of Contract Securities) and/or cash receivable by the Trust as of the date of the deposit of additional Securities, reduced by payables and accrued expenses and amounts allocated for redemption of Units or for distribution to holders of record as of a preceding Record Date. Such purchase and deposit of additional Securities shall be made, in each case, pursuant to a Supplemental Indenture. The Sponsor, if depositing additional Securities with the Trustee pursuant to this Section 2.02(c), and the Trustee, if purchasing additional Securities with amounts provided to it by the Sponsor pursuant to this Section 2.02(c), in each case shall ensure that each deposit of additional Securities pursuant to this Section shall be made so as to replicate the Percentage Ratios for such Securities determined by reference to Schedule A of the Trust Indenture for each Trust Fund and subject to adjustment as provided herein.

         The Securities deposited pursuant to this Section 2.02 are comprised of (1) the Securities set forth in Schedule A of the Trust Indenture, (2) any Treasury Securities which may be deposited as temporary reinvestment for sale proceeds pursuant to Section 3.02, and

(3) additional deposits of Securities pursuant to this Section 2.02(c). Such additional Securities shall be held, managed and applied by the Trustee as herein provided and as provided in the applicable Trust Indenture.

         (d) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or the nominee of its agent.

         Section 2.03. Issuance of Certificates. The Trustee acknowledges that the Securities and Contract Securities listed in Schedule A to the Trust Indenture have been deposited with it by the Sponsor on the date of the Trust Indenture and on the same date it has executed and delivered to or on the order of the Sponsor in exchange therefor Certificates evidencing the ownership of the aggregate number of Units specified in the Trust Indenture.

         Units may also be held in uncertificated form. Holders of Units evidenced by Certificates may at any time elect to have their Units held in uncertificated form by surrendering their Certificates to the Trustee for cancellation. At such time, an appropriate notation will be made in the registration books of the Trustee to indicate that the Units formerly evidenced by such canceled Certificates are held in uncertificated form. The Trustee shall, at the request of the holder of any Units in uncertificated form, issue a new Certificate or Certificates in quantities and denominations as requested by the holder and deemed appropriate by the Trustee, subject to a $2.00 per Certificate Fee, to evidence such Units and at such time make an appropriate notation in the registration books of the Trustee. Uncertificated Units are transferable and interchangeable by the holder or his duly authorized attorney at the Office of the Trustee upon delivery of an instrument of transfer and related documents in form satisfactory to the Trustee and payment of any tax or other governmental charges, fees and expenses applicable thereto.

         Section 2.04. Certain Contracts Satisfactory. The Sponsor hereby approves as satisfactory in form and substance the contracts to be entered into or assumed by the Trustee with regard to any Securities listed on Schedule A to the Trust Indenture and hereby authorizes the Trustee on behalf of the Trust Fund to enter into or assume such contracts, to give any investment representations required for the purchase of Restricted Securities thereunder, and otherwise to carry out the terms and provisions thereof in order to complete the purchase of the Securities covered thereby.

         Section 2.05. Voting Rights. Voting rights with respect to the Securities held by the Trust shall be exercised by the Trustee as directed by the Sponsor in accordance with Section 3.10.

                                  ARTICLE III

                            Administration of Trust

         Section 3.01. Certain Moneys to Be Credited to Income Account. The Trustee shall collect the Income on the Securities as it becomes payable and credit all income to a separate non-interest bearing account to be known as the "Income Account", on the date on which the Trust Fund receives such Income, or on the date it accrues with respect to Securities issued at an original issue discount (including all moneys realized by the Trustee from the sale of options, warrants or other similar rights received in respect of the Securities and including any stock dividends sold pursuant to Section 3.07).

         Section 3.02. Certain Moneys to Be Credited to Capital Account. All moneys other than amounts credited to the Income Account received by the Trustee in respect of the Securities under this Indenture shall be credited to a separate non-interest bearing account to be known as the "Capital Account" except that if Securities in a Trust are to be sold pursuant to Section 3.06, the proceeds of such sale, or moneys received as a distribution of capital as the result of any corporate or other business action of the issuer of a Security in the Trust, may be reinvested (to the extent not distributed), if
(1) at the time there is no legal or regulatory impediment and (2) in the opinion of the Sponsor it is in the best interests of the Unitholders to do so, in U.S. Treasury Obligations which mature on or prior to the next scheduled Distribution Date (the "Short-Term Treasury Obligations"). Any Short-Term Treasury Obligations purchased pursuant to this Section 3.02 shall be deposited into the applicable Trust and shall be subject to the terms of such Trust Indenture and Agreement to the same extent as any Security deposited into such Trust on the Initial Date of Deposit and the terms "Trust Fund" and "Securities" shall thereafter be defined as including such Short-term Treasury Obligations, provided, however, that, with respect to any Trust Fund other than a Trust Fund which has qualified, or is anticipated to qualify, as a Regulated Investment Company, the Trustee shall not have the power to sell, transfer or otherwise dispose of any such Short-term Treasury Obligation prior to the maturity thereof. Brokerage commissions with respect to the purchase of Short-Term Treasury obligations, if any, shall be an expense borne by the Trust. Anything in this Section 3.02 to the contrary notwithstanding, moneys which are required to cover the purchase of Contract Securities shall be held specially by the Trustee for such purchase and shall not be deemed to be part of the Capital Account until the Sponsor shall have notified the Trustee that such contracts have failed, whereupon such moneys shall be credited to the Capital Account and shall be held specially for distribution in the manner provided in Section 2.02(b).

         Section 3.03. Establishment of Reserve Account. From time to time the Trustee may withdraw from the Income or Capital Accounts such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust Fund. Such amounts so withdrawn shall be credited to a separate non-interest bearing account which shall be known as the "Reserve Account". The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it, in its sole discretion, determines that such amounts are no longer necessary for payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the account from which such amounts were withdrawn or if the Trust Fund has been terminated or shall be in the process of termination, the Trustee shall distribute to each Unitholder such holder's interest in the Reserve Account in accordance with Section 9.01.

         Section 3.04. Certain Deductions and Distributions. Each month the Trustee shall satisfy itself as to the adequacy of the Reserve Account, making any further credits thereto as may appear appropriate in accordance with
Section 3.03 and shall then:

         (a) deduct from the Income Account or, to the extent such funds are not available in such Account, from the Capital Account, and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Sections 8.01 and 8.05 on account of its services theretofore performed and expenses, losses and liabilities theretofore incurred, if any;

         (b) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account, and pay to itself individually an amount equal to the portion of the advance for Initial Costs specified in 10.02(b) for which it is then entitled to reimbursement pursuant to such section;

         (c) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account, and pay to the Sponsor or successor Sponsor the amount that it is entitled to receive pursuant to Sections 7.02 and 8.01(f); and

         (d) to the extent that the Trustee has been advised that costs incurred in keeping the registration of Units and the Trust on a current basis are permitted to be deducted at that time by the Securities and Exchange Commission, deduct from the Income Account, or to the extent funds are not available in such Account, from the Capital Account, an amount equal to the unpaid fees and expenses incurred in keeping the registration statement current as provided in Section 10.03.

         Any amounts that the Trustee has paid pursuant to (c) above in excess of the amount to which the Sponsor is entitled pursuant to Section 7.02, shall be returned to the Trust and distributed on the next Distribution Date to Unitholders of record on the preceding Record Date.

         On each Distribution Date, or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Unitholder of record at the close of business on the preceding Record Date at his address appearing on such Record Date on the registration books of the Trustee or by such other means as may be mutually agreed upon by the Trustee and the Unitholder, such Unitholder's pro rata share of the balance of the Income and Capital Accounts, computed as of such Record Date in the manner set forth below (the "Income Distribution").

         The Trustee shall on or before each Distribution Date compute the amount of the distribution per Unit for such Distribution Date (i) by deducting from the cash on hand in the Capital and Income Accounts as of the Record Date immediately preceding such Distribution Date the total of (X) cash required for the redemption of unredeemed tendered Units and (Y) the sum of the amounts to be deducted from such Accounts on or before such Distribution Date pursuant to the foregoing provisions of this Section 3.04 and (ii) dividing the amount so obtained by the number of Units outstanding on the Record Date immediately preceding such Distribution Date.

         No distribution need be made from the Capital Account if the balance therein is less than an amount set forth in the Indenture.

         The amount to be so distributed to each Unitholder shall be that pro rata share of the cash balance of the Income and Capital Accounts, computed as set forth herein, as shall be represented by the number of Units evidenced by the number of Units held of record by such Unitholder. In making the computation of such holder's pro rata share of the balance of the Income and Capital Accounts, fractions of less than one cent shall be omitted.

         In the event a Unitholder of a particular series of any Trust fund is also a Unitholder of one or more other series of a trust for which the Trustee is the trustee and for which the Sponsor is the sole depositor, then the Trustee shall consolidate in one check the distribution required to be made to a Unitholder hereunder with all other distributions required to be made on such Distribution Date to such Unitholder pursuant to the indenture governing such other series; provided that an appropriate statement of distribution be furnished therewith as required by the applicable Trust Indenture.

         Section 3.05. Statements and Reports. With each distribution from the Income or Capital Accounts the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in a separate statement to each Unitholder, the amount being distributed from each such account expressed as a dollar amount per Unit or per 1,000 Units, as appropriate, and, the number of such Units in the Unitholder's account maintained by the Trustee.

         Within a reasonable period of time after the last day of each calendar year commencing with the calendar year stated in the applicable Trust Indenture and prospectus, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder a statement setting forth, with respect to such calendar year:

         (a) as to the Income Account:

         (1) the amount of Income received on the Securities or on the sale pursuant to Section 3.06 of any rights to purchase securities;

         (2) the deductions for fees and expenses of the Trustee and the Sponsor pursuant to Section 3.04, if any, and deductions, if any, for payments to the Reserve Account;

         (3) the amounts reserved for purchases of Contract Securities;

         (4) the balance remaining after such distributions, deductions and reservations, expressed both as a total dollar amount and as a dollar amount per Unit or per 1,000 Units, as appropriate, outstanding on the last day of such calendar year; and

         (5) the amounts paid for redemptions pursuant to Section 5.02.

         (b) as to the Capital Account:

         (1) the net proceeds received (excluding any portion thereof credited to the Income Account) from the sale or liquidation of any of the Securities or the sale pursuant to Section 3.06 of any rights to purchase securities;

         (2) the deductions for payment of fees and expenses of the Trustee and the Sponsor pursuant to Section 3.04, if any, and deductions, if any, for payments to the Reserve Account;

         (3) the amounts reserved for purchases of Contract Securities;

         (4) the balance remaining after such distributions, deductions and reservations, expressed both as a total dollar amount and as a dollar amount per Unit or per 1,000 Units, as appropriate, outstanding on the last day of such calendar year; and

         (5) the amounts paid for redemptions pursuant to Section 5.02.

         (c) the following information:

         (1) a list of the Securities disposed of or acquired during such calendar year, and a list of the Securities as of the last day of such calendar year showing which Securities constitute Restricted Securities;

         (2) the number of Units outstanding on the last day of such calendar year;

         (3) the Unit Value based on the last Trust Fund Evaluation made during such calendar year; and

         (4) the amounts actually distributed to Unitholders during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit or per 1,000 Units, as appropriate, outstanding on the Record Dates for such distributions and the status of such distributions for Federal income tax purposes in the case of a trust which has elected to be treated as a Regulated Investment Company under the Code.

         Section 3.06. Sale of Securities and of Certain Rights. The Sponsor by written notice may direct the Trustee to sell, or tender for cash, in the event of an event under subparagraph (g) below, Securities at such price and time and in such manner as shall be deemed appropriate by the Sponsor if the Sponsor shall have determined that any one or more of the following conditions exist:

         (a) that there has been a failure to declare or pay anticipated dividends or interest;

         (b) that any materially adverse action or proceeding has been instituted at law or in equity seeking to restrain or enjoin the declaration or payment of dividends or interest on any such Securities or that there exists any other materially adverse legal question or impediment affecting such Securities or the declaration or payment of dividends or interest on the same;

         (c) that there has occurred any breach of covenant or warranty in any trust indenture or other document relating to the issuer or obligor or guarantor which might materially and adversely affect either immediately or contingently the declaration or payment of dividends or interest on such Securities;

         (d) that there has been a default in the payment of the principal or par or stated value of, premium, if any, or income on any other outstanding securities of the issuer or the guarantor of such securities which might materially and adversely, either immediately or contingently, affect the declaration or payment of dividends on the Securities;

         (e) that a decline in price has occurred or such materially adverse market or credit factors have occurred, that in the opinion of the Sponsor the retention of such Securities would not be in the best interest of the Unitholders;

         (f) that the sale of such Securities is desirable in order to maintain the qualification of the Trust Fund as a "Regulated Investment Company" in the case of a trust which has elected to qualify as such;

         (g) that a public tender offer has been made for a Security, or a merger or acquisition has been announced affecting a Security, that in the opinion of the Sponsor, the sale or tender of such Security is in the best interests of the Unitholders;

         (h) that there has been a decrease in the Sponsor's internal rating of the Security; or

         (i) that there has been a happening of events which, in the opinion of the Sponsor, negatively affects the economic fundamentals of the issuer of the Security or the industry of which it is a part.

         Upon receipt of such direction from the Sponsor with respect to any Securities, or in the case of options, warrants or other rights to purchase securities distributed to the Trust in respect of Securities as soon as is practicable after receipt of such options, warrants or other rights, the Trustee shall proceed to sell the specified Securities or any such rights. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Sponsor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell any Securities under this Section 3.06 except to the extent otherwise required by
Section 3.10. The Sponsor shall not be liable for errors of judgment in directing or failing to direct the Trustee pursuant to this Section 3.06. This provision, however, shall not protect the Trustee or Sponsor against any liability for which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their obligations and duties hereunder.

         Section 3.07.
Refunding Securities, Reorganizations and Similar Events, Stock Dividends.

         (a) In the event the Trustee is notified of any vote to be taken or proposed to be taken by holders of the Securities held by the Trust Fund in connection with any proposed merger, reorganization, spin-off, split-off or split-up by the issuer of Securities held in the Trust Fund, the Trustee shall:

         (i) in the case of a Trust Fund which has elected to qualify as a Regulated Investment Company, take such action with respect thereto as the Sponsor shall direct; or

         (ii) in the case of a Trust Fund which is organized as a "grantor trust" for purposes of federal income taxation, use its best efforts to vote the Securities as closely as practicable in the same manner and in the same general proportion as are the Securities held by owners other than the Trust Fund.

         (b) In the event that an offer shall be made by any person to exchange stock or securities for any Securities (including but not limited to a tender offer), the Trustee shall:

         (i) in the case of a Trust Fund which has elected to qualify as a Regulated Investment Company, take such action with respect thereto as the Sponsor shall direct; or

         (ii) in the case of a Trust Fund which is organized as a "grantor trust" for purposes of federal income taxation, reject such offer.

         (c) If, stock or securities are received by the Trustee, with or without cash, as a result of any merger, reorganization, tender offer, spin-off, split-off, or split-up by the issuer of Securities held in the Trust Fund or in exchange for Securities (including any stock or securities received notwithstanding the Trustee's rejection of an offer or received without an initial offer), the Trustee at the direction of the Sponsor may retain or sell such stock or securities in the Trust Fund. Any stock or securities so retained shall be subject to the terms and conditions of the Indenture to the same extent as the Securities originally deposited hereunder. The Trustee shall give notice to the Unitholders of the retention of stock or securities acquired in exchange for Securities within five days after such acquisition.

         (d) Additional shares of Securities received as a distribution on Securities (other than shares received in a non-taxable distribution which shall be retained by the Trust Fund) shall be sold and the proceeds credited to the Income Account.


         Section 3.08.
Counsel. The Sponsor may employ from time to time counsel to act on behalf of the Trust Fund and perform any legal services in connection with the Securities, including advice as to whether any Securities constitute Restricted Securities and any legal matters relating to the possible disposition or acquisition of any Securities pursuant to any provision hereof. The fees and expenses of such counsel shall be paid by the Trustee as provided in Section 3.04(b) hereof.

         Section 3.09. Notice and Sale by Trustee. If at any time the issuer of any Security fails to pay or declare an anticipated dividend or interest, and provision for such payment has not been duly made, the Trustee shall notify the Sponsor thereof. If within thirty days after such notification the Sponsor has not given any instruction in writing to sell or to hold or has not taken any action in connection with such Securities, the Trustee shall sell such Securities forthwith, and neither the Trustee nor the Sponsor shall be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

         Section 3.10.
Action by Trustee Regarding Securities and Voting. Except as otherwise provided for in

Section 3.07, in the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by the holders of the Securities, the Trustee shall promptly notify the Sponsor and shall thereupon take such action or refrain from taking any action as the Sponsor shall in writing direct; provided, however, that if the Sponsor shall not within five business days of the giving of such notice to the Sponsor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. The Securities may, in the discretion of the Trustee, be interchanged from time to time into either bearer or registered form without any notification thereof to the Sponsor or the Unitholders and may be registered in the name of the Trustee or the name of any nominee designated by it or any nominees of its agent. Neither the Sponsor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.10.

         Section 3.11. Trustee Not to Adjust Accounts. Nothing in the Indenture and Agreement, or otherwise, shall be construed to require the Trustee to make any adjustments between the Income Account and the Capital Account by reason of any premium or discount in respect of any of the Securities.

         Section 3.12.
Notice of Change in Capital Account. The Trustee shall give prompt written notice to the Sponsor of all amounts credited to or withdrawn from the Capital Account pursuant to any of the provisions of this Article III, and the balance in such Account after giving effect to the credit or withdrawal.

         Section 3.13.
Election to Qualify as Regulated Investment Company; Diversification Tests.
(a) If the applicable Trust Indenture and prospectus for the Trust Fund indicate that it intends to elect to be treated and to qualify as a Regulated Investment Company as defined in the Internal Revenue Code, the Trustee is directed to make such elections, including any appropriate election to be taxed as a corporation, as shall be necessary to effect such qualification.

         (b) In the case of a trust which has elected to qualify as a Regulated Investment Company, the Trustee shall furnish to independent certified public accountants designated by the Sponsor pursuant to Section 8.01(e) of this Indenture the value of the Securities in the Trust Fund as of
(1) the Friday (or the immediately preceding Business Day if such Friday is not a Business Day) before the last Business Day of the first quarter of the Trust Fund's first taxable year (2) the last Business Day of the first quarter of the Trust Fund's first taxable year, and (3) the last Business Day of any subsequent quarter during which any Securities are acquired by the Trust Fund. For purposes of this Section 3.13 each said day shall, except as the context may otherwise require, be hereinafter referred to as the "Diversification Test Date".

         On each Diversification Test Date upon written request from the Trustee no later than five Business Days prior thereto, which date shall be specified by the Trustee in such request, such accountants shall send a written report, in form and substance satisfactory to the Trustee and its counsel, to the Trustee and to the Sponsor stating whether or not the aggregate value of all Securities (other than U.S. Government Securities) of each issuer,

Securities issued by which are valued at greater than 5% of the total assets of the Trust Fund, exceeds 50% of the value of the total assets of the Trust Fund on such Diversification Test Date. In making the necessary computations, such accountants shall compute the value of the Securities by taking the value of the Securities in the Trust Fund, as so furnished by the Trustee, including the amount of any accrued interest thereon, by treating as Securities of the same issuer only those Securities whose name so indicates; by treating contracts to purchase Securities as if the Securities subject to such contracts had been acquired by the Trust Fund; and by the settlement of contracts to purchase Securities as the acquisition of Securities on their respective settlement dates.

         In the event the foregoing certification by such accountants states that the aggregate value of Securities (other than U.S. Government Securities) of each issuer, Securities issued by which are valued at more than 5% of the total assets of the Trust Fund, on the Friday (or the immediately prior Business Day if such Friday is not a Business Day) before the last Business Day in the first quarter of the first taxable year of the Trust Fund exceeds 50% of the total assets of the Trust Fund on such date, as provided in Section 3.06, the Sponsor shall direct the Trustee to sell all or any portion of the Securities whose value is greater than 5% of total assets of the Trust Fund or take such other action as is necessary so that the aggregate value of Securities (other than U.S. Government Securities) of each issuer, Securities issued by which have values greater than 5% of the total assets of the Trust Fund, does not exceed 50% of the value of the total assets of the Trust Fund on the last Business Day of the first quarter of the first taxable year of the Trust Fund. On the last day of the first quarter of the first taxable year of the Trust Fund the Sponsor shall provide a certificate satisfactory in form and substance to the Trustee and its counsel to the effect that the aggregate value of all Securities (other than U.S. Government Securities) of each issuer, Securities issued by which are valued at greater than 5% of the total assets of the Trust Fund does not exceed 50% of the value of the Fund's total assets on the last day of the quarter.

         In order to ensure the continued qualification as a Regulated Investment Company of a trust which has elected to so qualify, the Trustee shall cause a review of the Trust to be performed by such accountants prior to the end of the calendar year. The purpose of such review shall be to determine whether the Trust is deriving at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of the Securities. The Trustee shall submit the written results of such review to the Sponsor.

         In the event that the foregoing audit states that less than 90% of the gross income of the Trust is derived from dividends, interest and gains from the sale or other disposition of the Securities, the Sponsor shall direct the Trustee to sell certain of the Securities pursuant to Section 3.06 in an amount deemed necessary by the Sponsor to maintain the status of the Trust as a Regulated Investment Company.

         Section 3.14.
Investment Restrictions. The Sponsor hereby agrees that it will not deposit Securities in any series of the Trust, if such deposit would cause the Trust (including any prior series of the Trust) to be the holder of 5% or more of the outstanding voting securities of any one issuer of Securities of, or otherwise cause the Trust to be deemed an "affiliate" of, a public utility company, as defined in the Public Utility Holding Company Act of 1935 (the "1935 Act")
or in any way cause the Trust to be in violation of the 1935 Act.

         Section 3.15. Special Provisions for Grantor Trusts. If the prospectus for the Trust Fund indicates that it is organized as a "grantor trust" for purposes of the Internal Revenue Code, nothing in these Standard Terms and Conditions of Trust or the Trust Indenture under which the Trust Fund is created, or otherwise, shall be construed to give the Trustee the power to vary the investment of the Unitholders within the meaning of Treasury Regulation Section 301.7701-4(c) or any similar or successor provisions of Treasury Regulations, nor shall the Sponsor give the Trustee any direction that would vary the investment of the Unitholders.

                                  ARTICLE IV

                           Evaluation of Securities

         Section 4.01. Evaluation of Securities. The Trustee shall determine separately and promptly furnish to the Sponsor upon request the value of each issue of Securities as of the Evaluation Time on the days on which the Trust Fund Evaluation is required by Section 5.01. The evaluation with respect to Securities which are equity securities or securities convertible into equity securities shall be valued as follows: (1) if the Securities are listed on one or more national securities exchanges, the evaluation shall be determined on the basis of the closing sale price on such exchange on that day on the exchange which is the principal market thereof (deemed to be the New York Stock Exchange) if the Securities are listed thereon (unless the Trustee deems such price inappropriate as a basis for valuation); (2) if there is no appropriate closing sale price on such exchange at the mean between the closing bid and asked prices on such exchange (unless the Trustee deems such price inappropriate as a basis for evaluation); (3) Securities are not so listed, or if so listed and the principal market therefor is other than on such exchange, the evaluation shall be based on the closing sale price on the over-the-counter market (unless the trustee deems such price appropriate as the basis for such evaluation) or (4) if no such closing sale prices are available (a) on the basis of current bid prices for the Securities, (b) if bid prices are not available for any Securities, on the basis of current bid prices for comparable Securities, (c) by determining the value of the Securities, on the bid side of the market or (d) by any combination of the above.

         All other Securities shall be valued as follows: during the initial offering period the Securities are valued on the basis of offering prices; thereafter for purposes of determining the Trust Fund Evaluations required by
Section 5.01 they are valued on the basis of bid prices. The aggregate offering and bid prices of the Securities is the price obtained from investment dealers or brokers (which may include the Sponsor) who customarily deal in such Securities; or, if there is no market for the Securities, and bid or offering prices are not available, on the basis of current bid or offering prices for comparable securities; or by appraisal; or by any combination of the above.

         In the case of Securities issued at an original issue discount the value shall be reduced to reflect the accrual of income credited to the Income Account.

         Among the factors the Trustee will consider in determining the value of any Restricted Securities as identified by the Sponsor are (a) an estimate of the existence and extent of any market therefor, (b) the extent of any discount at which such Securities were acquired by the Trust Fund, (c) the estimated period of time during which such Securities will not be freely marketable, (d) the estimated expenses, if any, to the Trust Fund of registering or otherwise qualifying such Securities for public sale, (e) estimated underwriting commissions if underwriting would be required to effect a sale, and (f) any credit or other factors affecting the issuer of such Securities. In making valuations, opinions of counsel may be relied upon as to whether or not any Securities are Restricted Securities.

         For each evaluation, the Trustee shall also determine and furnish to the Sponsor the aggregate of (a) the value of all Securities on the basis of such evaluation and (b) cash on hand in the Trust Fund (other than cash specifically for the purchase of Contract Securities).

         Section 4.02. Liability of the Trustee. The Sponsor and the Unitholders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. The determinations made by the Trustee hereunder shall be made in good faith upon the basis of information reasonably available to it. The Trustee shall be under no liability to the Sponsor or the Unitholders for errors in judgment; provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

                                   ARTICLE V

                             Trust Fund Evaluation
                                      and
                              Redemption of Units

         Section 5.01.
Trust Fund Evaluation. As of the Evaluation Time (1) on each June 30 and December 31 (or the last Business Day prior thereto), (2) on each Business Day so long as the Sponsor is maintaining a secondary market in Units, (3) on any Business Day as of the Evaluation Time next following the tender of any Unit for redemption, and (4) on any other Business Day desired by it, the Trustee shall:

         Add

         (1) cash on hand in the Trust Fund, including dividends receivable on securities trading ex-dividend and accrued but unpaid interest on the Securities on the date of such computation, other than cash declared held especially for the purchase of Contract Securities or cash held in the Reserve Account; and

         (2) the aggregate value of each issue of the Securities, including Contract Securities; and

         (3) accounts receivable for Securities sold and any other assets of the Trust Fund not included in (1) and (2) above; and

         Deduct

         (1) amounts representing any applicable taxes or governmental charges payable out of the Trust Fund and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account;

         (2) amounts representing estimated accrued fees and expenses of the Trust Fund including but not limited to unpaid fees and expenses of the Trustee (including legal and auditing expenses), and the Sponsor pursuant to
Section 3.04;

         (3) cash allocated as of a date prior to the evaluation then being made for distribution; and

         (4) accounts payable for Units tendered for redemption and any other liabilities of the Trust Fund not included in (1), (2) and (3) above.

         The resulting figure is herein called a "Trust Fund Evaluation".

         For each day on which the Trustee shall make a Trust Fund Evaluation it shall also determine "Unit Value" for such day. Such "Unit Value" shall be determined by dividing said Trust Fund Evaluation by the number of Units outstanding on such day, treating Units as no longer outstanding which have been tendered for redemption and for which a liability has been established pursuant to (4) above.

         Section 5.02. Redemption of Units. Any Unit tendered by a Unitholder (for purposes of this Section 5.02, a written instrument evidencing such transfer, delivered to the Trustee and in form satisfactory to the Trustee, will constitute tender with respect to Units owned by Unitholders and not represented by a Certificate) or his duly authorized attorney for redemption to the Trustee at its Office shall be redeemed and canceled by the Trustee on or prior to the seventh calendar day following the day on which tender for redemption is made, provided that if such seventh calendar day is not a Business Day, then such Unit shall be redeemed on the first Business Day prior thereto (such seventh calendar day or first Business Day prior thereto being herein called the "Redemption Date"). Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of cash or check equal to the Unit Value (determined on the basis of the Trust Fund Evaluation made in accordance with Section 5.01) multiplied by the number of Units being redeemed (herein called the "Redemption Value"). The portion of the Redemption Value which represents income shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption including accrued or declared but unpaid income, if any, shall be withdrawn from the Capital Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such Securities from among those designated on the current list for such purpose as provided below and in the manner, in its discretion, as it shall deem advisable or necessary and as shall not result in Restricted Securities constituting more than 50% in value of the Securities remaining in the

Trust Fund upon the completion of such sale or result in the Trust Fund ceasing to be qualified as a "Regulated Investment Company" under the Internal Revenue Code (if it has so elected to be so treated), or result in the Trust Fund holding less than $250,000 in value of any Restricted Security; provided, however, that the Sponsor shall use its best efforts to insure that such sale shall not result in Restricted Securities constituting more than 40% in value of the Securities remaining in the Trust Fund upon completion of such sale, it being understood that sales of unrestricted Securities may be made if the Sponsor's best efforts with regard to the timely sale of Restricted Securities at prices they deem reasonable are unsuccessful if as a result of such sales more than 50% in value of the Trust Fund does not consist of Restricted Securities. The Trustee shall use reasonable efforts to obtain the best price available in connection with the sale of Securities, subject to any minimum value limitations on sales which shall have been specified by the Sponsor and, as to any Restricted Securities being sold, any price reductions necessitated by the disposition of such Securities being by way of private sale for investment. Securities transactions of the Trust Fund will be placed by the Trustee with brokers or dealers, which may include the Sponsor and its affiliates. In the event that funds are withdrawn from the Capital Account or Securities are sold for payment of any portion of the Redemption Value representing accrued or declared but unpaid income, the Capital Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

         The Sponsor shall maintain with the Trustee a current list of Securities designated to be sold for the purpose of funding the Capital Account for redemption of Units tendered for redemption and not sold by the Trustee, and also, to the extent necessary, for payment of expenses under this Agreement; provided that if the Sponsor shall for any reason fail to maintain such a list, the Trustee may designate a current list of Securities for such purposes. The Sponsor in maintaining such a list shall use its best efforts to maximize the investment objectives of the Trust Fund. In the event the Trustee maintains such a list, such list shall provide that (1) Securities backed by the United States Government will be sold so as to maintain in the Trust such Securities in an amount which, upon maturity, will equal at least $1.00 per Unit outstanding after giving effect to such redemption, and (2) other Securities having the greatest amount of capital appreciation shall be sold, as necessary. In the event the Trustee is unable to meet any minimum denomination requirements for sale of Securities backed by the United States Government, Securities not backed by the United States Government only may be sold. The net proceeds of any sales of Securities from such lists representing accrued interest shall be credited to the Income Account and the proceeds of such sales representing principal or gains shall, to the extent necessary for payment of expenses hereunder, first be credited to the Capital Account and then disbursed therefrom in payment of such expenses, and any balance shall remain credited to the Capital Account.

         In the event any one Unitholder on any one day shall tender for redemption Units with a Redemption Value in excess of $100,000, the Trustee shall notify the Sponsor. If, and in the manner, directed by the Sponsor, when a Unitholder tenders for redemption Units with a Redemption Value in excess of $100,000, in lieu of the cash distribution mandated by the preceding paragraph of this Section 5.02, the Trustee shall distribute Securities, or Securities and cash, or checks, equal in value (determined in accordance with Section 4.01) to the Redemption Value as determined by the Sponsor. In the event that the Sponsor directs the Trustee to distribute Securities in lieu of a cash redemption pursuant to this Section 5.02, the Trustee shall distribute only stock and stocks in a proportionate amount, rounding to avoid the delivery of fractional shares and where such rounding is not possible by delivering stocks and an amount equal to the difference between the Redemption Value and the value of such stocks delivered, such value to be determined in accordance with Section
4.01 on the date of tender.

         The Trustee may in its discretion, and shall when so directed by the Sponsor in writing, suspend the right of redemption or postpone the date of payment of the Redemption Price for more than seven calendar days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange, Inc. is closed other than customary weekend and holiday closings; (2) for any period during which (as determined by the Securities and Exchange Commission by rule, regulation or order) (i) trading on the New York Stock Exchange, Inc. is restricted or (ii) an emergency exists as a result of which disposal by the Trust Fund of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities for the purposes of any Trust Fund Evaluation; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

         Not later than the close of business on the day of tender of a Unit for redemption by a Unitholder other than the Sponsor, the Trustee shall notify the Sponsor of such tender. The Sponsor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the second Business Day after the day on which such Unit was tendered for redemption. Such purchase shall be made by payment for such Unit by the Sponsor to the Unitholder not later than the close of business on the Redemption Date of an amount not less than the Redemption Value which would otherwise be payable by the Trustee to such Unitholder. So long as the Sponsor is maintaining a bid in the secondary market for the Units, the Sponsor will so repurchase any Unit tendered to the Trustee for redemption.

         Neither the Sponsor nor the Trustee shall be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 5.02.

         Notwithstanding the foregoing provisions of this Section 5.02, the Trustee is hereby irrevocably authorized in its discretion, in the event that the Sponsor does not elect to purchase any Unit tendered to the Trustee for redemption, or in the event that a Unit is being tendered by the Sponsor for redemption, in lieu of redeeming Units tendered for redemption, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to the Unitholders proceeds in an amount, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Value which such Unitholders would otherwise be entitled to receive on redemption pursuant to this Section 5.02. The Trustee shall pay to the Unitholders the net proceeds of any such sale on or before the Redemption Date.

                                  ARTICLE VI

                 Transfer, Interchange or Replacement of Units

         Section 6.01. Transfer and Interchange of Units. A Unit may be transferred by the registered holder thereof by presentation and surrender of such Certificate or, in the case of uncertificated Units, transfer instructions, at the Office of the Trustee properly endorsed or accompanied by such documents as the Trustee deems necessary to evidence the authority of the person making such transfer and executed by the registered Unitholder or his authorized attorney, whereupon a new registered Certificate or Certificates or Units registered in the name of the holder for the same number of Units shall be issued in exchange and substituted therefor. The Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units and all Certificates issued shall be issued in denominations of one Unit or any multiple thereof as may be requested by the Unitholder and deemed appropriate by the Trustee. The Trustee may deem and treat the person in whose name any Unit shall be registered upon the books of the Trustee as the owner of such Unit for all purposes hereunder, and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Unit shall be so registered. The transfer books maintained by the Trustee for the purposes of this Section 6.01 shall be closed in connection with the termination of the Trust Fund pursuant to Article IX hereof.

         A sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid to the Trustee. A Certificateholder may be required to pay $2.00 (or such other amount as may be specified by the Trustee and approved by the Sponsor) for each new Certificate issued on any such transfer or interchange.

         Holders who have elected to hold their Units in uncertificated form, where such option is available, may at any time, and subject to a $2.00 per Certificate charge, request the Trustee to issue Certificates for such Units. The Trustee shall, upon receipt of such request in form satisfactory to it, issue such Certificates in denominations of one Unit or any multiple thereof as may be requested by such holder and deemed appropriate by the Trustee.

         All Certificates canceled pursuant to this Indenture, other than those endorsed for transfer may be destroyed by the Trustee.

         Section 6.02. Replacement of Certificates. In case any Certificate shall become mutilated or be destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the Certificateholder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur, provided, however, that if the Trust Fund has terminated or is in the process of termination, the Trustee, in lieu of issuing such new Certificate, may, upon the terms and conditions set forth herein, make the distributions set forth in Section 9.01 hereof. Any mutilated Certificate shall be duly surrendered and canceled before any replacement Certificate shall be issued in exchange and substituted therefor. Upon issuance of any duplicate Certificate pursuant to this Section 6.02, the Certificate claimed to have been lost, stolen or destroyed shall become null and void and of no effect, and any bona fide purchaser thereof shall have only such rights as are afforded under Article 8 of the Uniform Commercial Code to a holder presenting a Certificate for transfer in the case of any overissue.

         Section 6.03. Form of Certificate. Each Certificate shall be in fully registered form, shall be numbered serially for identification, shall be executed in facsimile by the Sponsor and manually by an authorized signatory of the Trustee, shall be dated the date of execution and delivery by the Trustee and shall represent a fractional undivided interest in the Trust Fund, the numerator of which fraction shall be the number of Units set forth on the face of such Certificate and the denominator of which shall be the total number of Units of undivided interest outstanding at any such time.

                                  ARTICLE VII

                                    Sponsor

         Section 7.01. Liability of Sponsor and Indemnification. (a) The Sponsor shall be under no liability to the Trust or the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any Securities; provided, however, that this provision shall not protect the Sponsor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of their obligations and duties hereunder. The Sponsor may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, the Trustee's counsel or any other person for any matters arising hereunder (including the determination as to whether any Security is a Restricted Security). The Sponsor shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Unitholder or the Trustee other than as expressly provided for herein.

         (b) The Trust fund shall pay and hold the Sponsor harmless from and against any loss, liability or expense incurred in acting as Sponsor of the Trust other than by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder, including the costs and expenses of the defense against any claim or liability in the premises. The Sponsor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability; provided, however, that the Sponsor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Indenture and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and shall be paid directly by the Trustee out of the Income and Capital Accounts as provided by Section 3.04.

         (c) None of the provisions of the Indenture and Agreement shall be deemed to protect or purport to protect the Sponsor against any liability to the Trust Fund or to the

Unitholders to which the Sponsor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of it duties, or by reason of the Sponsor's reckless disregard of its obligations and duties under the Indenture and Agreement.

         Section 7.02. Compensation of Sponsor. The Sponsor may make additions and deletions to the list referred to in Section 5.02 and shall conduct regular quarterly reviews to determine whether or not to recommend the disposition of Securities pursuant to the procedures under this Agreement. In addition, the Sponsor shall perform such other reviews and procedures as it may deem necessary for the Sponsor to give the consents and directions required by these Standard Terms and Conditions of Trust. The Sponsor and successor Sponsor or Sponsors may charge an annual fee for such portfolio supervision equal to and no more than the Sponsor's cost for performing such services. The initial fee for such portfolio supervision shall be set forth in the Indenture. Such fee may be increased by the Trustee from time to time, without the consent or approval of any Unitholder or the Sponsor, by amounts not exceeding in total the proportionate increase, during the period from the date of such Trust Agreement to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if such Index is no longer published, a similar index as determined by the Trustee and the Sponsor.

         The Sponsor shall also receive, at the times set forth in Section 3.04, reimbursement for any and all expenses and disbursements incurred hereunder, including legal and auditing expenses, in connection with such action as the Sponsor in its discretion may deem necessary at any and all times to undertake in order to protect the Trust Fund and the rights and interests of the Unitholders pursuant to the terms of this Indenture.

         Section 7.03. Liability. The Sponsor, or the Sponsors jointly and severally if there be more than one, shall be liable in accordance herewith for the obligations imposed upon and undertaken by any Sponsor hereunder, provided that, without in any way affecting or diminishing such liability, each Sponsor shall indemnify the other Sponsors and hold the other Sponsors harmless from and against any and all costs, expenses and liabilities (including attorneys' fees) which such other Sponsors may suffer or incur as a result of or by reason of any act or failure to act hereunder on the part of the indemnifying Sponsor. At all times prior to the termination of the Trust Fund, in the event here be more than one Sponsor and while such Sponsors shall continue to act jointly hereunder, there shall be maintained on file with the Trustee a power of attorney executed in favor of one Sponsor by the other Sponsors constituting and appointing the non-executing Sponsor the true and lawful agent and attorney-in-fact of the executing Sponsors to execute and deliver for and on behalf of the executing Sponsors any and all notices, opinions, certificates, lists, demands, directions, instruments or other documents provided or permitted to be executed or delivered by any Sponsor hereunder or to take any other action in respect hereof. Such power of attorney shall continue in effect as to each executing Sponsor until written notice of revocation thereof has been given by such executing Sponsor to the Trustee. Prior to receipt of such notice of revocation the Trustee shall be entitled to rely conclusively upon such power of attorney as authorizing the non-executing Sponsor to give any notice, opinion, certificate, list, demand, direction, instrument or any other document provided for or permitted hereunder or to take any other action in respect hereof on behalf of the executing Sponsors as to which such power of attorney is in effect.

         Section 7.04. Discharge of Sponsor: (a) If there be more than one Sponsor, in the event that any Sponsor shall fail to undertake or perform any of the duties which by the terms of this Agreement are required to be undertaken or performed by it and such failure shall continue for 30 days after notice to all Sponsors from the Trustee, or if any Sponsor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the property of any Sponsor shall be appointed or any public officer shall take charge or control of any Sponsor or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Sponsor shall forthwith be and be deemed to be discharged forever as a Sponsor hereunder and thereupon the other Sponsor shall act hereunder without the necessity of any other or further action on their part or on the part of the Trustee.

         (b) In the event that the power of attorney referred to in Section
7.03 above shall be revoked by written notice given by an executing Sponsor and it shall not be replaced within one Business Day by another power of attorney conforming with the requirements of Section 7.03, the Sponsors shall be deemed to have been unable to reach agreement with respect to action to be taken jointly by them hereunder and thereupon the non-executing Sponsor shall execute within one Business Day an instrument discharging the executing Sponsor and thereupon such Sponsor shall be and shall be deemed to be discharged forever as Sponsor hereunder and thereupon the other Sponsors shall act hereunder without the necessity of any other or further action on their part or on the part of the Trustee.

         (c) Notwithstanding the discharge of a Sponsor in accordance with this Section 7.04, such Sponsor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Agreement by such Sponsors before the date of such discharge, or by the remaining Sponsor before or after the time of such discharge as fully and to the same extent as if no discharge had occurred.

         Section 7.05. Certain Matters Regarding Succession. The covenants, provisions and agreements herein contained shall in every case be binding upon any successor to the business of any Sponsor. In the event of the death, resignation or withdrawal of any partner of any successor Sponsor which may be a partnership, a partner so dying, resigning or withdrawing shall be relieved of all further liability hereunder if at the time of such death, resignation or withdrawal such Sponsor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $2,000,000. In the event of any assignment by any Sponsor to a successor corporation or partnership as permitted by the next following sentence, such Sponsor and, if such Sponsor is a partnership, its partners, shall be relieved of all further liability under this Agreement. Any Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Sponsor, if at the time of such transfer such successor duly assumes all the obligations of such Sponsor under this Agreement.

         Section 7.06. Resignation of Sponsor. (a) If there be more than one Sponsor and if at any time any Sponsor desires to resign its position as a Sponsor hereunder and if at such time one of the other Sponsors maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $2,000,000 and the other Sponsor or Sponsors are agreeable to such resignation, the Sponsor desiring to resign may resign by delivering to the Trustee an instrument executed by such resigning Sponsor and consented to by the remaining Sponsors and upon such delivery, the resigning Sponsor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such delivery and the remaining Sponsors shall thereupon perform all duties and be entitled to all rights under the Indenture, provided, however, that concurrently with or subsequent to such resignation the remaining Sponsors and the Trustee may appoint a new Sponsor to act with the remaining Sponsors and to assume the duties of the resigning Sponsor by an instrument executed by the remaining Sponsors, the Trustee and the new Sponsor. Such new Sponsor shall not be under any liability hereunder for acts or omissions prior to the execution of such instrument.

         (b) If at any time there is only one Sponsor acting hereunder and such Sponsor desires to resign its position as Sponsor hereunder, it may resign by delivering to the Trustee an instrument of resignation executed by such Sponsor. Such resignation shall not be or become effective or valid for any purpose whatsoever unless prior to or concurrently with the delivery thereof (i) the Trustee shall have appointed a successor Sponsor or Sponsors to assume, with such compensation from the Trust Fund as the Trustee may deem reasonable under the circumstances, the duties and obligations of the resigning Sponsor hereunder by an instrument of appointment and assumption executed by the Trustee and the successor Sponsor or Sponsors or (ii) in accordance with Section 8.01(f) hereof, the Trustee shall have determined to terminate this Agreement and the Indenture and the Trust Fund created therein and liquidate the Trust Fund. Any such successor Sponsor shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $2,000,000 (determined in accordance with generally accepted accounting principles). Upon effective resignation hereunder, the resigning Sponsor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions prior to such delivery and the successor Sponsor or Sponsors shall thereupon perform all duties and be entitled to all rights as a Sponsor under this Agreement. The successor Sponsor or Sponsors shall not be under any liability hereunder for occurrences or omissions prior to the execution of such instrument.

         Section 7.07. Notice to Unitholders. Notice of the discharge or resignation of any Sponsor and of any appointment of a successor Sponsor or Sponsors under Section 7.06 shall be mailed by the Trustee to each Unitholder of record.

                                 ARTICLE VIII

                                    Trustee

         Section 8.01. General Matters Relating to Trustee. All moneys deposited with or received by the Trustee hereunder shall be held by it without interest in trust as part of the Trust Fund until required to be disbursed in accordance with the provisions of the Indenture and Agreement and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

         (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document whether or not of the same kind, prima facie properly executed, or for the disposition of moneys or Securities pursuant to the Indenture and Agreement or in respect of any valuation which it is required to make or is required or permitted to have made by others under this Indenture and Agreement or otherwise; provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder, and the Trustee may construe any of the provisions of the Indenture and Agreement insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto and the Unitholders.

         (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of the Indenture and Agreement or for the due execution hereof by the Sponsor or for the form, character, genuineness, sufficiency, value or validity of any Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Contract Securities delivered to it) or for or in respect of the validity or sufficiency of the Certificate (except for the due execution thereof by the Trustee), or for the due execution thereof by the Sponsor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unitholder or to the Sponsor, other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Sponsor.

         (d) The Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may involve it in expense or liability unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Income and Capital Accounts. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust Fund and the rights and interests of the Unitholders pursuant to the terms of the Indenture and Agreement, provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee for the Income and Capital Accounts.

         (e) The Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care. The accounts of the Trust Fund shall be examined not less frequently than annually by independent certified public accountants designated from time to time by the Sponsor, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. So long as the Sponsor is maintaining a secondary market for Units, the Sponsor shall bear any audit expense which exceeds $.00050 per Unit, unless the Trustee has been advised that all of such expenses are permitted by the Securities and Exchange Commission to be deducted from the Trust Fund. The Trustee shall not be liable in respect of any action taken or suffered under this Indenture in good faith, in accordance with an opinion of counsel, including any action taken in reliance upon an opinion of counsel as to whether any Securities are Restricted Securities. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the Trustee reimbursable from the Income and Capital Accounts as set forth in Section 3.04 hereof.

         (f) If at any time there is only one Sponsor acting hereunder and such Sponsor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Sponsor shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Sponsor in an involuntary case, or such Sponsor shall commence a voluntary case, under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for such Sponsor or for any substantial part of its property shall be appointed or such Sponsor shall make any general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due, then in any such case, the Trustee may do any one or more of the following: (1) appoint a successor Sponsor or Sponsors which shall act hereunder in all respects in place of such Sponsor and which may be compensated, at rates deemed by the Trustee to be reasonable under the circumstances, by deduction from the Income Account or, to the extent funds are not available in such Account, from the Capital Account but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940; (2) act hereunder in its own absolute discretion without appointing any successor Sponsor and receive additional compensation at rates determined as provided in clause (1); or (3) terminate this Indenture and the Trust created hereby and liquidate the Trust Fund in the manner provided in Section 9.01.

         (g) If the value of the Trust Fund as shown by any Trust Fund Evaluation shall be less than the Discretionary Liquidation Amount specified in the Indenture, the Trustee may in its discretion, and shall if so directed by the Sponsor, terminate this Indenture and Agreement and the Trust created hereby and liquidate the Trust Fund all in the manner provided by Section 9.01.

         (h) In no event shall the Trustee be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. The Trustee shall be reimbursed and indemnified out of the Income and Capital Accounts for all such taxes and charges, for any tax or charge imposed against the Trustee as trustee of the Trust Fund and for any expenses, including counsel fees, interest, penalties and additions to tax, which the Trustee may sustain or incur with respect to such taxes or charges.

         (i) Notwithstanding any provision of the Indenture and Agreement to the contrary, except as set forth in Section 3.04(c), 7.02 and 8.01(f), no payment to the Sponsor or to any principal underwriter (as defined in the Investment Company Act of 1940) for the Trust Fund or to any affiliated person (as so defined) or agent of the Sponsor or such underwriter shall be allowed the Trustee as an expense except for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee.

         Section 8.02. Books and Records. The Trustee shall keep proper books of record and account of all the transactions under this Indenture at its Office including, as agent of the Sponsor, a record of the name and address of, and the Units (indicating whether they are evidenced by Certificates or in uncertificated form) issued by the Trust Fund and held or beneficially owned by every Unitholder, and such books and records shall be open to inspection by any Unitholder at reasonable times during business hours of the Trustee, except as they may pertain to another holder's account.

         Section 8.03. Reports to Securities and Exchange Commission and Others. The Trustee shall make such annual or other reports, make such elections and file such tax returns as the Sponsor directs or as may from time to time be required under any applicable state or Federal statute or rule or regulation thereunder, in particular, for the continuing qualification of the Fund as a Regulated Investment Company under the Internal Revenue Code. In the case of a Regulated Investment Company, the Trust's taxable year shall be set forth in the Indenture. Nothing contained herein shall obligate the Trustee to maintain the registration of the Units or Trust on a current basis.

         Section 8.04. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of the Indenture and Agreement on file at its Office available for inspection at reasonable times during its usual business hours by any Unitholder, and the Trustee shall keep and so make available for inspection a current list of the Securities.

         Section 8.05. Compensation of Trustee. The Trustee shall receive at the times set forth in Section 3.04 as compensation for performing the usual, ordinary, normal and recurring services under this Agreement during the preceding month an amount equal to the amount per month specified in the Indenture per Unit outstanding at any time during such month. The computation of such compensation shall be made on the basis of the largest number of Units outstanding at any time during such month such rate may be increased by the Trustee from time to time, without the consent or approval of any Unitholder or the Sponsor by amounts not exceeding the total of the proportionate increase, during the period from the date of such Trust Indenture to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if such Index is no longer published, a similar index as determined by the Trustee and the Sponsor.

         The Trustee shall also receive, at the times set forth in Section 3.04, reimbursement for any and all expenses and disbursements incurred hereunder, including legal, evaluating and auditing expenses and additional compensation for any extraordinary services performed hereunder, which extraordinary services shall include but not be limited to all costs and expenses incurred by the Trustee in making any annual or other reports or filing tax returns pursuant to Section 8.03; provided, however, that the amount of any such charge which has not been finally determined as of any Distribution Date may be estimated and any necessary adjustments shall be made on the succeeding Distribution Date.

         The Trustee shall be indemnified from the Trust Fund and held harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of such Trustee arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses of defending itself against any claim or liability in the premises.

         The Trustee's normal and extraordinary compensation and reimbursement of the above-mentioned expenses and losses shall be charged by the Trustee against the Income and Capital Accounts in accordance with Section 3.04. If the balances in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 8.05, the Trustee shall have the power to sell Securities in the manner provided in Section 5.02 hereof. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 8.05. Any moneys payable to the Trustee shall be secured by a prior lien on the Trust fund.

         Section 8.06. Resignation, Discharge or Removal of Trustee; Successor. (a) The Trustee may resign and be discharged of the Trust created by the Indenture and Agreement by executing an instrument in writing resigning as such Trustee, filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such instrument when, subject to Section 8.06(c), such resignation is to take effect. Upon receiving such notice of resignation, the Sponsor, shall use its best efforts promptly to appoint a successor Trustee (which may, in the cases of a resigning Co-Trustee, be one or more of the remaining Co-Trustees) in the manner and meeting the qualifications hereinafter provided, by written instrument or instruments delivered to such resigning Trustee and the successor Trustee. Notice of such appointment of a successor Trustee shall be mailed promptly after acceptance of such appointment by the successor Trustee to each Unitholder then of record. In case at any time the Trustee shall not meet requirements set forth in Section 8.07 hereof, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Trustee in an involuntary case, or the Trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the Trustee or for any substantial part of its property shall be appointed or the Trustee shall make any general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due, or if for any other reason the Sponsor shall determine in good faith that the replacement of the Trustee is in the best interests of the Unitholders, the Sponsor may remove such Trustee and appoint a successor Trustee (which may, in the case of a removed Co-Trustee, be one or more of the remaining CoTrustees) by written instrument or instruments delivered to the Trustee so removed and the successor Trustee, provided that a notice of such removal and appointment of a successor Trustee shall be mailed by the successor Trustee promptly after acceptance of such appointment to each Unitholder then of record. The holders of 51% of the Units may remove the Trustee at any time by written instrument or instruments delivered to the Trustee and Sponsor; the Sponsor shall thereupon use its best efforts to appoint a successor Trustee (which may, in the case of a removed Co-Trustee, be one or more of the remaining Co-Trustees) in the manner hereinabove provided. If there shall be two or more Co-Trustees hereunder, and any CoTrustee shall resign or be removed in accordance with this Section 8.06(a), the Sponsor may remove any or all of the remaining Co-Trustees and appoint a successor Trustee or two or more successor Co-Trustees in the manner hereinabove provided.

         (b) In case at any time the Trustee shall resign and no successor Trustee shall have been appointed within thirty days after notice of resignation has been received by the Sponsor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

         (c) Any successor Trustee appointed hereunder shall execute and acknowledge to the Sponsor and the retiring Trustee an instrument accepting such appointment hereunder, and such successor Trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if it were originally named a Trustee herein and shall be bound by all the terms and conditions of the Indenture and Agreement. Upon the request of such successor Trustee, the retiring Trustee shall, upon payment of all amounts due the retiring Trustee, execute and deliver an instrument acknowledged by it transferring to such successor Trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor Trustee all Securities and moneys at the time held by it hereunder, if any, together with all necessary instruments of transfer and assignment of other documents properly executed as necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Indenture and Agreement. Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to this Section 8.06 shall become effective upon such acceptance of appointment by the successor Trustee.

         (d) Any corporation into which a Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which such Trustee hereunder shall be a party, shall be the successor Trustee under the Indenture and Agreement without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

         (e) In any circumstance in which the Sponsor may appoint a successor Trustee pursuant to Section 8.06(a), the Sponsor may alternatively, at its option, in the manner provided in Section 8.06(a) for the appointment of a successor Trustee, appoint two or more successor Co-Trustees. Upon execution and acknowledgment by each successor Co-Trustee of an instrument accepting such appointment in the manner set forth in Section 8.06(c), without any further act, deed or conveyance, such successor Co-Trustee shall become vested with all the rights, powers, duties and obligations of the predecessor Trustee hereunder with like effect as if originally named a Trustee herein and shall be bound by all the terms and conditions of this Indenture. The word "Trustee" as used in this Indenture shall be deemed to include any and all Co-Trustees appointed pursuant hereto. Notwithstanding any provision hereof (including without limitation Section 8.01(e)), the obligations of the Co-Trustees shall be jointly liable for the acts of one another in connection with the performance of their duties hereunder.

         Section 8.07.
Qualification of Trustee. The Trustee and any successor Trustee shall be a banking association or corporation organized and doing business under the laws of the United States, or any state thereof, having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.00.

                                  ARTICLE IX

                                  Termination

         Section 9.01.
Procedure Upon Termination. The Indenture and Agreement and the Trust created hereby shall terminate upon the Mandatory Termination Date set forth in the Trust Indenture or upon the maturity, sale or other disposition as the case may be of the last Security held hereunder unless sooner terminated as hereinbefore specified and may be terminated at any time by written instrument executed by the Sponsor and consented to (as provided in Section 10.01) by Unitholders owning 51% of the Units then outstanding under the Indenture and Agreement, or if the value of the Trust Fund is less than the Discretionary Liquidation Amount specified in the Indenture.

         On the date set forth in the Trust Indenture prior to the Mandatory Termination Date, the Trustee will begin to sell the equity Securities held in the Trust. Equity Securities having the greatest amount of capital appreciation will be sold first and in a manner to effectuate orderly sales and minimal market impact as directed by the Sponsor.

         Written notice of any termination, specifying the time or times at which the Certificateholders may surrender their Certificates for cancellation and the date determined by the Trustee, upon which the transfer books of the Trustee, maintained pursuant to Section 6.01 shall be closed, shall be given by the Trustee to each Unitholder. Within a reasonable period of time after such termination the Trustee shall, subject to any applicable provisions of law, sell all of the Securities not already sold then held, if any, and shall:

         (a) deduct from the Income Account or, to the extent that funds are not available in such Account, from the Capital Account and pay to itself individually an amount equal to the sum of (1) its accrued compensation for its ordinary services, (2) any compensation due to it for its extraordinary services and (3) any other expenses and disbursements as provided herein;

         (b) deduct from the Income Account or, to the extent that funds are not available in such Account, from the Capital Account, an amount equal to the unpaid fees and expenses of the Sponsor, if any, including registration charges, expenses of registering the Trust or Trust Units under various state laws are required, printing costs, attorneys' fees, auditing costs and other miscellaneous out-of-pocket expenses, as certified by the Sponsor, incurred in keeping the registration of the Units and the Trust on a current basis pursuant to Section 10.03; provided, however, that no portion of such amount shall be deducted or paid unless the payment thereof from the Trust is at that time lawful;

         (c) deduct from the Income Account or, to the extent that funds are not available from such Account, from the Capital Account any amounts which it, in its sole discretion, shall deem requisite to be deposited in the Reserve Account to provide for any applicable taxes or other governmental charges that may be payable out of the Trust Fund;

         (d) distribute to each holder of Units, in uncertificated form and to each holder of Units evidenced by Certificates upon surrender for cancellation of his Certificate or Certificates, if applicable, such holder's interest in the balances of the Income and Capital Accounts, and, on the conditions set forth in Section 3.03 hereof the Reserve Account; and

         (e) together with such distribution to each Unitholder as provided for in paragraph (d), furnish to each such Unitholder a final statement as of the date of the computation of the amount distributable to Unitholders, setting forth the data and information in substantially the form and manner provided for in Section 3.05 hereof.

         Section 9.02.
Notice to Holders of Units Evidenced by Certificates. In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the liquidating distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the moneys and other assets which remain in trust hereunder.

         Section 9.03.
Moneys to Be Held in Trust Without Interest. The Trustee shall be under no liability with respect to moneys in the Income, Capital and Reserves Accounts upon termination, except to hold the same in trust without interest.

         Section 9.04.
Dissolution of Sponsor Not to Terminate. The dissolution of the Sponsor, or any Sponsors, if there are more than one, shall not operate to terminate this Indenture and Agreement, insofar as the duties and obligations of the Trustee are concerned.

                                   ARTICLE X

                           Miscellaneous Provisions

         Section 10.01. Amendment and Waiver. The Indenture and Agreement may be amended from time to time by the Sponsor and the Trustee without the consent of any of the Unitholders (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; (b) to change any provision hereof as may be required by the Securities and Exchange Commission or any successor governmental agency exercising similar authority; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust Fund as a grantor trust or as a regulated investment company under the Internal Revenue Code where applicable; or (d) to make such other provisions in regard to matters or questions arising hereunder as shall not materially adversely affect the interests of the Unitholders.

          The Indenture and Agreement may also be amended from time to time by the Sponsor and the Trustee (or the performance of any of the provisions of the Indenture and Agreement may be waived) with the consent of Unitholders owning 51% of the Units at the time outstanding under the Indenture and Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture and Agreement or of modifying in any manner the rights of the Unitholders; provided, however, that no such amendment or waiver shall (i) reduce a Unitholder's interest in the Trust Fund without the consent of such Unitholders or (ii) reduce the aforesaid percentage of Units, the holders of which are required to consent to any such amendment, without the consent of all the Unitholders then outstanding.

         Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Unitholder then of record.

         It shall not be necessary for the consent of Unitholders under this
Section 10.01 or under Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Unitholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Section 10.02. Initial Costs. (a) The initial costs incurred by the Sponsor and the Trustee in connection with the organization and establishment of the Trust (the "Initial Costs") shall be paid by the Trust, or if paid for by the Trustee initially, shall be reimbursed by the Trust to the Trustee in accordance with Sections 3.04(b) and 8.05.

         (b) Initial Costs to be charged to the Trust include, but are not limited to (1) the costs of the initial preparation, typesetting and execution of the registration statement, prospectuses (including preliminary prospectuses), the trust indenture and other legal documents relating to the establishment of the Trust, and the costs of submitting such documents in electronic format to the SEC, (2) SEC and state blue sky registration fees for the initial registration of Trust Units, (3) the cost of the initial audit of the Trust, (4) the legal costs incurred by the Sponsor and the Trustee related to any and all of the foregoing, and (5) other out-of-pocket expenses related to any and all of the foregoing.

         (c) Costs and expenses incurred in the marketing and selling of Trust Units, shall not be borne by the Trust but shall be paid for by the Sponsor. Such costs and expenses include but are not limited to (1) any expenses incurred in the printing of prospectuses (including preliminary prospectuses),
(2) the preparation and printing of brochures and other advertising or marketing materials, including any legal costs incurred in the review thereof, and (3) any other selling or promotional costs or expenses.

         (d) Promptly after the Initial Date of Deposit, upon written certification to the Trustee, the Sponsor shall receive reimbursement for any of the Initial Costs set forth in subsection (b) above which are payable from the Trust but which were paid for by the Sponsor, without profit. The Trustee shall advance out of its own funds such reimbursement, provided, however, that the Trustee shall be entitled to be reimbursed without interest out of the Trust Fund for any and all amounts advanced by it pursuant to this Section 10.02(d), in the manner set forth in Section 3.04(a). Such advances shall be considered a lien on the Trust Fund, and the Trustee shall have a priority over Certificateholders on funds received in respect of the Securities in the Trust, as such funds are received.

         (e) The Trustee shall reimburse itself for the advances made pursuant to subsection (b) above in 60 approximately equal installments over a five (5) year period unless (i) the Trust is sooner terminated, in which case all amounts still due and owing shall be payable to the Trustee from the assets of the Trust or (ii) by law or regulation the Trust is required to amortize costs set forth in subsection (b) over a period of time shorter than 60 months, in which case the Trustee shall follow the requisite time period for such reimbursement.

         (f) The Sponsor shall bear the Initial Costs, if any, in excess of $100,000 unless as otherwise specified in the applicable Trust Indenture..

         Section 10.03. Registration (Current) of Units and Trust Fund. If the Sponsor shall maintain a market in the Units, the Sponsor shall, if required by applicable law, keep the registration of the Units and the Trust Fund with the Securities and Exchange Commission and under the applicable securities laws of such states as the Sponsor may select on a current basis. Registration charges, Blue Sky fees, printing costs, attorney's fees, and other miscellaneous out-of-pocket expenses incurred pursuant to this Section and related to all Units shall be borne by the Trust only to the extent and in manner provided for by Section 3.04(d). To the extent that such expenses cannot be borne by the Trust, they shall be borne by the Sponsor. The Sponsor shall be under no obligation to maintain a market in the Units and, if it shall maintain such a market, it may cease to do so immediately at any time and from time to time and without notice. The Sponsor shall do all things that may be necessary or required to comply with this provision and the Trustee shall not incur any liability or be under any obligation in connection therewith.

         Section 10.04. Certain Matters Relating to Unitholders. (A) The death or incapacity of any Unitholder shall not operate to terminate the Indenture and Agreement or the Trust Fund, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in the Indenture and Agreement, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

         (b) No Unitholder shall have any right to vote except as provided in Sections 9.01 and 10.01 or in any manner otherwise to control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates, be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or for any other cause whatsoever.

         Section 10.05. New York Law to Govern. The Indenture and Agreement are delivered in the State of New York, and all laws or rules of construction of such State shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof. The Indenture and Agreement shall be deemed effective when it is executed by the Sponsor and the Trustee.

         Section 10.06. Notices. Any notice, demand, direction or instruction to be given to the Sponsor hereunder shall be in writing and shall be duly given if mailed or delivered to the Sponsor, to the attention of Robert E. Holley -- Unit Trust Department, PaineWebber Incorporated, 1200 Harbor Boulevard, Weehawken, New Jersey 07087 or at such other address as shall be specified by the Sponsor to the other parties hereto in writing. Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the attention of the Office, Investors Bank & Trust Company, Hancock Towers, P.O. Box 9130, Boston, Massachusetts 02117-9130, or such other address as shall be specified to the other parties hereto by the Trustee in writing. Any notice to be given to a Unitholder shall be duly given if mailed or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

         Section 10.07. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the holders thereof or of Unitholders.

         Section 10.08. Separate and Distinct Series. Each Series of the PaineWebber Pathfinders Trust to which the Standard Terms and Conditions of Trust shall be applicable shall, for all financial and administrative purposes, be considered separate and distinct from every other Series, and the assets of one Series shall not be commingled with the assets of another Series nor shall the expenses of any one Series be charged against any other Series.

         Section 10.09. Counterparts. These Standard Terms may be executed in counterparts, and by each party on separate counterparts, each of which as so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of these Standard Terms as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

         IN WITNESS WHEREOF, the parties hereto have caused these Standard Terms and Conditions of Trust dated as of July 1, 1997 to be executed.




PaineWebber Incorporated



                                                                             By




         Robert E. Holley


         Senior Vice President

SEAL
ATTEST:

---------------
By:


Investors Bank & Trust Company



                                                                             By




Name:


Title:

SEAL
ATTEST:


------------
By:

The First National Bank of Chicago



                                                                             By




Name:


Title:

SEAL
ATTEST:



By:



STATE OF NEW YORK                                                         )

         : SS.:
COUNTY OF NEW YORK                                                        )


         On this __ day of July, 1997 before me personally appeared Robert E. Holley, to me known, who being by me duly sworn, said that he is a Senior Vice President of PaineWebber Incorporated, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                                                             By
-----------------------------------


           Notary Public

COMMONWEALTH OF MASSACHUSETTS                                             )


         : SS.:
COUNTY OF SUFFOLK
                                                                          )


         On this __ day of July, 1997, before me personally appeared _______________ and ________________ to me known, who being by me duly sworn, said that each is a ______________ of Investors Bank & Trust Company one of the corporations described in and which executed the foregoing instrument; that each knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that each signed his/her name thereto by like authority.




         ------------------------------


                Notary Public

[NOTARY]
[SEAL]



         My Commission Expires: ______________

STATE OF ILLINOIS                                                         )

         ) ss.:
COUNTY OF COOK                                                            )


                On this __ day of July, 1997, before me personally appeared _______________ and ___________________, to me known, who being by me duly sworn, said that each is a __________________ and ___________________, respectively, of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that each knows the seal of said corporation; that the seal Affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that each signed his name thereto by like authority.




                ------------------------------



Notary Public




                My Commission Expires _________
[NOTARY]
[SEAL]